SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 14, 2002
Date of Report (Date of earliest event reported)

E.DIGITAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-20734
(Commission File Number)

33-0591385
(IRS Employer Identification No.)

13114 Evening Creek Drive South
San Diego, California 92128
(Address of principal executive offices)

(858) 679-1504
(Registrant’s telephone number, including area code)

ITEM 7.   Financial Statement and Exhibits.

Exhibits (furnished pursuant to Item 9)

99.1	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 9.   Regulation FD Disclosure.

     The exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 14, 2002	e.DIGITAL CORPORATION By: /s/ Ran Furman —————————————— Ran Furman, Chief Financial Officer (Principal Financial and Accounting Officer and duly authorized to sign on behalf of the Registrant)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002